UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 28, 2004 (Date of earliest event reported)

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-27646 (Commission File Number)	87-0482806 (IRS Employer Identification No.)

4742 N. 24th Street, Suite 455
Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (602) 385-8888

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On April 28, 2004, Matrixx Initiatives, Inc. issued a press release summarizing the matters covered at the Company’s 2004 annual meeting of shareholders held on April 28, 2004. A copy of the press release is attached to this Report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Annual Shareholder Meeting Summary”.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC.
(Registrant)

/s/ William J. Hemelt

William J. Hemelt Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: April 29, 2004